                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2004
                                                         ----------------

                              SUNTRUST BANKS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

            Georgia                  001-08918              58-1575035
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

         303 Peachtree St., N.E. Atlanta, Georgia             30308
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (404) 588-7711

                                  -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [ ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

          [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

          [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         SunTrust Banks, Inc. ("SunTrust" or the "Registrant") entered into a
Change in Control Agreement with William R. Reed, Jr., effective as of October
15, 2004 (the "Agreement"). As previously reported, Mr. Reed became Vice
Chairman of SunTrust on October 1, 2004, in connection with the completion of
SunTrust's acquisition of National Commerce Financial Corporation on October 1,
2004. The Agreement is for a base term of three years, and will be automatically extended for one year terms unless either SunTrust or Mr. Reed provide notice to the contrary.

         The Agreement provides, among other things, that if a Change in Control
(as defined therein) occurs during the term of the Agreement and (i) SunTrust terminates Mr. Reed's employment without Cause (as defined therein) during the term of the Agreement or (ii) Mr. Reed resigns for Good Reason (as defined therein) during such term, then, among other things, (1) SunTrust will pay Mr.
Reed three times his then-current salary and bonus (under certain SunTrust bonus plans) in cash in a lump sum within 30 days after the date Mr. Reed's employment so terminates, (2) each outstanding stock option granted to Mr. Reed by SunTrust will immediately become fully vested and exercisable on the date Mr. Reed's employment so terminates and Mr. Reed shall be deemed to continue to be employed by SunTrust for the three year period following the date of the Change in
Control for purposes of determining when Mr. Reed's right to exercise each such option expires notwithstanding the terms of any plan or agreement under which such option was granted, (3) any restrictions on any outstanding restricted or performance stock grants to Mr. Reed by SunTrust will immediately expire and Mr.
Reed's right to such stock will be non-forfeitable notwithstanding the terms of any plan or agreement under which such grants were made, (4) Mr. Reed will be eligible, under certain circumstances, to be paid a bonus based on the projected bonus to which Mr. Reed would have otherwise been entitled under certain
SunTrust bonus plans, and (5) following the date of such termination of employment until the date that is three years following the date of the Change in Control, SunTrust will provide to Mr. Reed medical, dental and life insurance benefits which are similar in all material respects as those benefits provided under SunTrust's employee benefit plans, policies and programs to senior executives of SunTrust who have not terminated their employment.

         The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  The following exhibit is filed herewith:

                  10.1   Change in Control Agreement, by and between SunTrust
                         and William R. Reed, Jr., dated as of October 15, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SUNTRUST BANKS, INC.
                                (Registrant)

Date: October 20, 2004

                                By:   /s/ Raymond D. Fortin
                                    -------------------------------------------
                                      Raymond D. Fortin
                                      Senior Vice President and General Counsel